UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 22, 2010

METROPCS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2250 Lakeside Boulevard Richardson, Texas		75082-4304
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 214-570-5800

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 23, 2010, MetroPCS Communications, Inc. (the “Company”) issued a press release announcing that, on December 22, 2010, it completed the acquisition of the remaining 15% and controlling limited liability company interest in Royal Street Communications, LLC, a Delaware limited liability company (“Royal Street Communications”), in accordance with the terms of the Amended and Restated Limited Liability Company Agreement of Royal Street Communications. Following the acquisition, Royal Street Communications has been renamed “MetroPCS Networks, LLC” and has become a wholly-owned indirect subsidiary of the Company.

A copy of the Company’s press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release, dated December 23, 2010, entitled “MetroPCS Completes Acquisition of Remaining Interest in Royal Street Communications, LLC”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.

Date: December 23, 2010	By:	/S/ J. BRAXTON CARTER
J. Braxton Carter
Executive Vice President and Chief Financial Officer